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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  June 1, 1998


                         COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                 (State or other jurisdiction of incorporation)

                  0-28496                        62-1626938
            (Commission File No.)     (IRS Employer Identification No.)


401 Church Street, Nashville, Tennessee 37219
(Address of principal executive offices)

615/271-2000
(Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS



The Common Stock of Community Financial Group, Inc. will be listed on the NASDAQ-National Market System effective June 1, 1998, under the symbol CFGI.

The Company's warrants, which expire December 31, 1998, will continue to be listed on the NASDAQ-Small Cap System, under the symbol CFGIW.

The Company's Press Release announcing the National Market system listing of the Common Stock is attached.

Exhibit 1: Copy of press release dated June 1, 1998 announcing the National Market listing of the common stock.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMMUNITY FINANCIAL GROUP, INC.




Date:  6/1/98                             /s/ Mack S. Linebaugh, Jr.
      ---------                           -------------------------------------
                                          Mack S. Linebaugh, Jr.
                                          Chairman, President
                                          and Chief Executive Officer


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                        COMMUNITY FINANCIAL GROUP, INC.


Exhibit 1:      Press release dated June 1, 1998